UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2010

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(i) On July 21, 2010, Dover Saddlery, Inc. (the "Company") was notified that McGladrey & Pullen, LLP ("McGladrey") acquired certain assets of Caturano and Company, Inc. ("Caturano"). All of the officers of Caturano became officers of McGladrey effective July 20, 2010, and served as joint officers and employees of Caturano and McGladrey. Following July 20, 2010, through the professional services of such officers and employees, Caturano continued to provide to the Company quarterly review services as the Company’s independent registered public accounting firm. Effective as of August 20, 2010, Caturano resigned as the independent registered public accounting firm for the Company. McGladrey & Pullen LLP was appointed by the Audit Committee of the Company’s Board of Directors as its new independent registered public accounting firm on August 20, 2010.
(ii) The audit reports of Caturano on the financial statements of the Company for the years ending December 31, 2008 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
(iii) During the two most recent fiscal years ended December 31, 2008 and 2009, and in the subsequent interim period through the date of the Company's engagement of McGladrey, there were: (1) no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set for in Item 304(a)(1)(v) of Regulation S-K.
(iv) The Company has provided Caturano a copy of the disclosures in this Form 8-K and has requested that Caturano furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in this Item 4.01(a) of this Form 8-K. A copy of Caturano’s letter dated August 20, 2010 is filed as Exhibit 16.2 to this Form 8-K.
(v) During the Company’s two most recent fiscal years ended December 31, 2008 and 2009 and through August 20, 2010, the Company did not consult with McGladrey on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey did not provide either a written report or oral advice to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
(vi) The Company has made the contents of this Current Report on Form 8-K available to McGladrey and requested it to review the disclosures herein and afforded McGladrey the opportunity to furnish us a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to this Item 4.01(a) of this Form 8-K. McGladrey has informed the Company that it has reviewed the disclosures herein, and authorized us to report to the Commission that it does not have any new information or clarification of, and that it does not disagree with, the Company’s disclosures herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2010, the registrant's Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, accepted the resignation of David R. Pearce as a Class I Director, so that he can serve as the registrant's Chief Financial Officer, and elected Kevin K. Albert to fill the vacancy created by Mr. Pearce's resignation.

Also, on August 20, 2010, the registrant's Board of Directors, upon the recommendation of the registrant's President and Chief Executive Officer, accepted the resignation of Michael W. Bruns as Chief Financial Officer and appointed David R. Pearce as the registrant's new Chief Financial Officer.

(a) Mr. Pearce's Resignation as a Director

Mr. Pearce did not resign as a Director because of any disagreement with registrant or its management. Instead, he resigned as a Director in order to become the registrant's Chief Financial Officer. A copy of Mr. Pearce’s resignation letter is attached hereto as Exhibit 17.2.

Prior to his resignation, Mr. Pearce had served as a Class I Director; had chaired the Audit Committee; and had been a member of the Nominating and Corporate Governance Committee.

The registrant has made the contents of this disclosure on Form 8-K available to Mr. Pearce and requested that he review the disclosures herein and afforded Mr. Pearce the opportunity to furnish the registrant with a letter addressed to the registrant stating whether he agrees with the above statements. Mr. Pearce has informed the registrant that he has reviewed the disclosures herein, and authorized the registrant to report to the Commission that he does not have any new information or clarification of, and that he does not disagree with, the registrant’s disclosures herein.

(b) Mr. Albert's Election as a Director

Mr. Albert has been elected a Class I Director, and appointed to the Board's Audit Committee and Nominating and Corporate Governance Committee; and he has been appointed as Chair of the Audit Committee.

There is no arrangement or understanding between Mr. Albert and any other persons pursuant to which Mr. Albert was selected as a director.

There are no current or proposed transactions between the Company and Mr. Albert or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission; other than his right to participate in the future in the registrant's non-employee Director compensation arrangements (consisting of an annual retainer, meeting fees, and certain awards of options to purchase the registrant's Common Stock), as generally described under the heading "Director Compensation" in the proxy statement for the registrant’s 2010 annual meeting of stockholders and is incorporated herein by reference.

Following Mr. Albert's election to the registrant's Board of Directors, a majority of the registrant's Directors continue to be independent within the meaning of the rules and regulations of the Securities and Exchange Commission and NASDAQ.

Following these Committee appointments, the registrant's three principal Board Committees (Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee) continue to be comprised solely of Directors who are independent within the meaning of the rules and regulations of the Securities and Exchange Commission and NASDAQ.

In accordance with the By-Laws of the registrant, Mr. Albert's term as a Class I Director will expire at the 2012 annual meeting of stockholders.

The Directors had previously determined that Mr. Albert: has no material relationship with the registrant; is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and NASDAQ, including those applicable to members of its audit committee; has the financial sophistication and other attributes required for audit committee membership under applicable NASDAQ rules; and is an "Audit Committee Financial Expert" within the meaning of Item 407(d)(5) of SEC Regulation S-K and other applicable SEC rules.

(c) Mr. Bruns' Resignation as Chief Financial Officer

Mr. Bruns resigned as Chief Financial Officer of the registrant on August 20, 2010; and in the interim, accepted a position as Finance Director for the Company.

(d) Mr. Pearce's Appointment as Chief Financial Officer

On August 20, 2010, the registrant's Board of Directors appointed Mr. David R. Pearce to serve as the registrant's Chief Financial Officer.

Mr. Pearce is 51 years old. Subject to the registrant's By-Laws, he has been appointed to serve as Chief Financial Officer through the annual meeting of the registrant's Board of Directors in May 2011, or until his successor is duly elected and qualified.

The registrant's Board of Directors and President/CEO asked Mr. Pearce to resign as a Director in order to become the registrant's Chief Financial Officer, filling the vacancy created by Mr. Bruns' resignation as CFO. Except as noted in the previous sentence, there is no arrangement or understanding between Mr. Pearce and any other persons pursuant to which Mr. Pearce was selected as an officer of the registrant.

There are no current or proposed transactions between the Company and Mr. Pearce or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission; except that the registrant notes that Mr. Pearce has earned Director compensation (consisting of an annual retainer, meeting fees, and certain awards of options to purchase the registrant's Common Stock), as generally described under the heading "Director Compensation" in the proxy statement for the registrant’s 2010 annual meeting of stockholders and is incorporated herein by reference. Mr. Pearce will continue to own stock options previously awarded to him in his capacity as a Director, so long as he remains an employee or maintains a qualifying association with the registrant, subject to the terms and conditions of their respective original awards. His 2010 annual retainer fee will be prorated and limited to the portion of calendar year 2010 in which he served as Director. He will be entitled to receive meeting fees for Director meetings which he attended prior to August 20, 2010.

Mr. Pearce's business experience (including background and other directorships) and lack of family relationships are described under the heading "DIRECTORS AND EXECUTIVE OFFICERS" in the proxy statement for the registrant’s 2010 annual meeting of stockholders, and is incorporated herein by reference.

Mr. Pearce does not have an employment contract or other written compensation arrangement with the registrant. By agreement, his base salary for 2010 will be at the annualized rate of $200,000. A description of the other compensation benefits for which Mr. Pearce is eligible is set forth under the heading, "Summary of Material Factors" in 'EXECUTIVE COMPENSATION' in the proxy statement for the registrant’s 2010 annual meeting of stockholders, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits 16.2 and 17.2 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

August 26, 2010	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.2	Caturano and Company, Inc. Letter dated August 20, 2010
17.2	Director Departure Correspondence dated August 20, 2010